UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2011
SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13251 (Commission File Number)	52-2013874 (I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware (Address of principal executive offices)	19713 (Zip Code)
Registrant’s telephone number, including area code: (302) 283-8000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     SLM Corporation frequently provides relevant information to its investors via posting to its corporate website. On May 9, 2011, a presentation entitled “Q1 2011 Investor Presentation” was made available on SLM Corporation’s web site at https://www1.salliemae.com/about/investors/webcasts/archived_presentations.htm. In addition, the document is being furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
99.1*	Q1 2011 Investor Presentation.

*	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: May 9, 2011	By:	/s/ Laurent C. Lutz
Laurent C. Lutz
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit
No.	Description
99.1*	Q1 2011 Investor Presentation.

*	Furnished herewith.